Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt	Debt
Our long-term debt consisted of the following as of December 31, 2019 and 2018:

	December 31, 2019		December 31, 2018
	Principal Amount	Carrying Amount	Principal Amount	Carrying Amount
	($ in millions)
Revolving credit facility	$1,590	$1,590	$419	$419
Term loan due 2024	1,500	1,470	—	—
11.5% senior secured second lien notes due 2025	2,330	3,248	—	—
Floating rate senior notes due 2019	—	—	380	380
6.625% senior notes due 2020(a)	208	208	437	437
6.875% senior notes due 2020	93	93	227	227
6.125% senior notes due 2021	167	167	548	548
5.375% senior notes due 2021	127	127	267	267
4.875% senior notes due 2022(a)	338	338	451	451
5.75% senior notes due 2023(a)	209	209	338	338
7.00% senior notes due 2024	624	624	850	850
6.875% senior notes due 2025(b)	2	2	—	—
8.00% senior notes due 2025	246	245	1,300	1,291
5.5% convertible senior notes due 2026(c)(d)(e)	1,064	765	1,250	866
7.5% senior notes due 2026	119	119	400	400
8.00% senior notes due 2026	46	44	—	—
8.00% senior notes due 2027	253	253	1,300	1,299
2.25% contingent convertible senior notes due 2038(c)	—	—	1	1
Debt issuance costs	—	(44)	—	(53)
Interest rate derivatives	—	—	—	1
Total debt, net	8,916	9,458	8,168	7,722
Less current maturities of long-term debt, net(f)	(385)	(385)	(381)	(381)
Total long-term debt, net	$8,531	$9,073	$7,787	$7,341
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(a)In December 2019, we entered into a purchase and sale agreement to acquire $101 million principal amount of our 6.625% Senior Notes due 2020, 4.875% Senior Notes due 2022 and 5.75% Senior Notes due 2023. During the first quarter of 2020, we repurchased the senior notes.
(b)On February 1, 2019, we acquired the debt of WildHorse which consisted of 6.875% Senior Notes due 2025 and a revolving credit facility and in December 2019 we extinguished the debt with proceeds from a term loan issuance. See further discussion below.
(c)We are required to account for the liability and equity components of our convertible debt instruments separately and to reflect interest expense through the first demand repurchase date, as applicable, at the interest rate of similar nonconvertible debt at the time of issuance. The applicable rates for our 5.5% Convertible Senior Notes due 2026 and our 2.25% Contingent Convertible Senior Notes due 2038 are 11.5% and 8.0%, respectively.
(d)The conversion and redemption provisions of our convertible senior notes are as follows:
Optional Conversion by Holders. Prior to maturity under certain circumstances and at the holder’s option, the notes are convertible. The notes may be converted into cash, our common stock, or a combination of cash and common stock, at our election. One triggering circumstance is when the price of our common stock exceeds a threshold amount during a specified period in a fiscal quarter. Convertibility based on common stock price is measured quarterly. During the fourth quarter of 2019, the price of our common stock was below the threshold level and, as a result, the holders do not have the option to convert their notes in the first quarter of 2020 under this provision. The notes are also convertible, at the holder’s option, during specified five-day periods if the trading price of the notes is below certain levels determined by reference to the trading price of our common stock. The notes were not convertible under this provision during the year ended December 31, 2019. Upon conversion of a convertible senior note, the holder will receive cash, common stock or a combination of cash and common stock, at our election, according to the conversion rate specified in the indenture.
The common stock price conversion threshold amount for the convertible senior notes is 130% of the conversion price of $8.568.
Optional Redemption by the Company. We may redeem the convertible senior notes for cash on or after September 15, 2019, if the price of our common stock exceeds 130% of the conversion price during a specified period at a redemption price of 100% of the principal amount of the notes.
Holders’ Demand Repurchase Rights. The holders of our convertible senior notes may require us to repurchase, in cash, all or a portion of their notes at 100% of the principal amount of the notes upon certain defined fundamental changes.
(e)    The carrying amounts as of December 31, 2019 and 2018, are reflected net of discounts of $299 million and $384 million, respectively, associated with the equity component of our convertible senior notes. This amount is being amortized based on the effective yield method through the first demand repurchase date as applicable.
(f)    As of December 31, 2019, net current maturities of long-term debt includes our 6.625% Senior Notes due August 2020 and our 6.875% Senior Notes due November 2020. As of December 31, 2018, net current maturities of long-term debt includes our Floating Rate Senior Notes due April 2019 and our 2.25% Contingent Convertible Senior Notes due 2038.
Debt maturities for the next five years and thereafter are as follows:

Principal Amount of Debt Securities
($ in millions)
2020	$385
2021	294
2022	289
2023	1,764
2024	2,124
Thereafter	4,060
Total	$8,916
Debt Issuances and Retirements 2019
Term Loan. In December 2019, we entered into a secured 4.5-year term loan facility in an aggregate principal amount of $1.5 billion for net proceeds of approximately $1.455 billion. Our obligations under the new facility are unconditionally guaranteed on a joint and several basis by the same subsidiaries that guarantee our revolving credit facility and second lien notes (including BVL and its subsidiaries) and are secured by first-priority liens on the same collateral securing our revolving credit facility (with a position in the collateral proceeds waterfall junior to the revolving credit facility). The term loan bears interest at a rate of London Interbank Offered Rate (LIBOR) plus 8.00% per annum, subject to a 1.00% LIBOR floor, or the Alternative Base Rate (ABR) plus 7.00% per annum, subject to a 2.00% ABR floor, at our option. The loan was made at 98% of par. We used the net proceeds to finance tender offers for our unsecured BVL senior notes and to repay amounts outstanding under our BVL revolving credit facility. We recorded an aggregate net gain of approximately $4 million associated with the retirement of our BVL senior notes and the BVL revolving credit facility.
The term loan matures in June 2024 and voluntary prepayments are subject to a make-whole premium prior to the 18-month anniversary of the closing of the term loan, a premium to par of 5.00% from the 18-month anniversary until but excluding the 30-month anniversary, a premium to par of 2.5% from the 30-month anniversary until but excluding the 42-month anniversary and at par beginning on the 42-month anniversary. The term loan may be subject to mandatory prepayments and offers to prepay with net cash proceeds of certain issuances of debt, certain asset sales and other dispositions of collateral and upon a change of control.
The term loan contains covenants limiting our ability to incur additional indebtedness, incur liens, consummate mergers and similar fundamental changes, make restricted payments, sell collateral and use proceeds from such sales, make investments, repay certain subordinate, unsecured or junior lien indebtedness, and enter into transactions with affiliates.
Events of default under the term loan include, among other things, nonpayment of principal, interest or other amounts; violation of covenants; incorrectness of representations and warranties in any material respect; cross-payment default and cross acceleration with respect to other indebtedness with an outstanding principal balance of $125 million or more; bankruptcy; judgments involving liability of $125 million or more that are not paid; and ERISA events. Many events of default are subject to customary notice and cure periods.
Senior Secured Second Lien Notes. In December 2019, we completed private offers to exchange newly issued 11.5% Senior Secured Second Lien Notes due 2025 (the “Second Lien Notes”) for the following outstanding senior unsecured notes (the “Existing Notes”):

Notes Exchanged
($ in millions)
7.00% senior notes due 2024	$226
8.00% senior notes due 2025	999
8.00% senior notes due 2026	873
7.5% senior notes due 2026	281
8.00% senior notes due 2027	837
Total	$3,216
The Second Lien Notes are secured second lien obligations and are contractually junior to our current and future secured first lien indebtedness, including indebtedness incurred under our revolving credit facility and term loan facility, to the extent of the value of the collateral securing such indebtedness, effectively senior to all of our existing and future unsecured indebtedness, including our outstanding senior notes, to the extent of the value of the collateral, and senior to any future subordinated indebtedness that we may incur. We have the option to redeem the Second Lien Notes, in whole or in part, at specified make-whole or redemption prices. Our Second Lien Notes are governed by an indenture containing covenants that may limit our ability and our subsidiaries’ ability to create liens securing certain indebtedness, make certain restricted payments, enter into certain sale-leaseback transactions, consolidate, merge or transfer assets and dispose of certain collateral and use proceeds from dispositions of certain collateral. As a holding company, Chesapeake owns no operating assets and has no significant operations independent of its subsidiaries. Chesapeake’s obligations under the Second Lien Notes are jointly and severally, fully and unconditionally guaranteed by the same subsidiaries that guarantee our revolving credit facility and term loan facility (including BVL and its subsidiaries). See Note 25 for condensed consolidating financial information regarding our guarantor and non-guarantor subsidiaries.
The exchanges of the Existing Notes (with a carrying value of $3.152 billion) for $2.210 billion of Second Lien Notes, were accounted for as a troubled debt restructuring (“TDR”). For the majority of the notes in this exchange, the future undiscounted cash flows were greater than the net carrying value of the original debt, no gain was recognized and a new effective interest rate was established based on the carrying value of the original debt. The amount of the extinguished debt will be amortized over the life of the notes as a reduction to interest expense. As a result, our reported interest expense will be significantly less than the contractual interest payments throughout the term of the Second Lien Notes.
In a subsequent transaction in December 2019, we issued an additional $120 million of 11.5% Senior Secured Second Lien Notes due 2025 pursuant to a private offering, at 89.75% of par. Additionally, in December 2019, we entered into a purchase and sale agreement with the same counterparty to acquire $101 million principal amount of our 6.625% Senior Notes due 2020, 4.875% Senior Notes due 2022 and 5.75% Senior Notes due 2023 at a discount. During the first quarter of 2020, we repurchased the senior notes.
Exchanges of Senior Notes for Common Stock. We privately negotiated exchanges of approximately $507 million principal amount of our outstanding senior notes for 235,563,519 shares of common stock and $186 million principal amount of our outstanding convertible senior notes for 73,389,094 shares of common stock. We recorded an aggregate net gain of approximately $64 million associated with the exchanges.
We issued at par approximately $919 million of 8.00% Senior Notes due 2026 (“2026 notes”) pursuant to a private exchange offer for the following outstanding senior unsecured notes:

Notes Exchanged
($ in millions)
6.625% senior notes due 2020	$229
6.875% senior notes due 2020	134
6.125% senior notes due 2021	381
5.375% senior notes due 2021	140
Total	$884
We may redeem some or all of the 2026 notes at any time prior to March 15, 2022 at a price equal to 100% of the principal amount of the notes to be redeemed plus a “make-whole” premium. At any time prior to March 15, 2022, we also may redeem up to 35% of the aggregate principal amount of each series of notes with an amount of cash not greater than the net cash proceeds of certain equity offerings at a specified redemption price. In addition, we may redeem some or all of the 2026 notes at any time on or after March 15, 2022 at the redemption prices in accordance with the terms of the notes, the indenture and supplemental indenture governing the notes. These senior notes are unsecured obligations of Chesapeake and rank equally in right of payment with all of our other existing and future senior unsecured indebtedness and rank senior in right of payment to all of our future subordinated indebtedness. Our obligations under the senior notes are jointly and severally, fully and unconditionally guaranteed by all of our wholly owned subsidiaries that guarantee the Chesapeake revolving credit facility and certain other unsecured senior notes. We accounted for the exchange as a modification to existing debt and no gain or loss was recognized.
We repaid upon maturity $380 million principal amount of our Floating Rate Senior Notes due April 2019 with borrowings from our Chesapeake revolving credit facility.
Debt Issuances and Retirements 2018
We issued at par $850 million of 7.00% Senior Notes due 2024 (“2024 notes”) and $400 million of 7.50% Senior Notes due 2026 (“2026 notes”) pursuant to a public offering for net proceeds of approximately $1.236 billion. We may redeem some or all of the 2024 notes at any time prior to April 1, 2021 and some or all of the 2026 notes at any time prior to October 1, 2021, in each case at a price equal to 100% of the principal amount of the notes to be redeemed plus a “make-whole” premium. At any time prior to April 1, 2021, with respect to the 2024 notes, and October 1, 2021, with respect to the 2026 notes, we also may redeem up to 35% of the aggregate principal amount of each series of notes with an amount of cash not greater than the net cash proceeds of certain equity offerings at a specified redemption price. In addition, we may redeem some or all of the 2024 notes at any time on or after April 1, 2021 and some or all of the 2026 notes at any time on or after October 1, 2021, in each case at the redemption prices in accordance with the terms of the notes and the indenture and supplemental indenture governing the notes. These senior notes are unsecured obligations of Chesapeake and rank equally in right of payment with all of our other existing and future senior unsecured indebtedness and rank senior in right of payment to all of our future subordinated indebtedness. Our obligations under the senior notes are jointly and severally, fully and unconditionally guaranteed by certain of our direct and indirect wholly owned subsidiaries.
We used the net proceeds from the 2024 and 2026 notes, together with cash on hand and borrowings under the Chesapeake revolving credit facility, to repay in full $1.233 billion of borrowings under our secured term loan due 2021 for $1.285 billion, which included a $52 million make-whole premium. We recorded a loss of approximately $65 million associated with the repayment of the term loan, including the make-whole premium and the write-off of $13 million of associated deferred charges.
We used a portion of the proceeds from the sale of our Utica Shale assets in Ohio to redeem all of the $1.416 billion aggregate principal amount outstanding of our 8.00% Senior Secured Second Lien Notes due 2022 for $1.477 billion. We recorded a gain of approximately $331 million associated with the redemption, including the realization of the remaining $391 million difference in principal and book value due to troubled debt restructuring accounting in 2015, offset by the make-whole premium of $60 million.
We repaid upon maturity $44 million principal amount of our 7.25% Senior Notes due 2018.
As required by the terms of the indenture for our 2.25% Contingent Convertible Senior Notes due 2038 (“2038 notes”), the holders were provided the option to require us to purchase on December 15, 2018, all or a portion of the holders’ 2038 notes at par plus accrued and unpaid interest up to, but excluding, December 15, 2018. On December 17, 2018, we paid an aggregate of approximately $8 million to purchase all of the 2038 notes that were tendered and not withdrawn. An aggregate of $1 million principal amount of the 2038 notes remained outstanding as of December 31, 2018. Subsequent to December 31, 2018, we redeemed these notes at par and discharged the related indenture.
Senior Notes and Convertible Senior Notes
Our senior notes and our convertible senior notes are unsecured senior obligations of Chesapeake and rank equally in right of payment with all of our other existing and future senior unsecured indebtedness and rank senior in right of payment to all of our future subordinated indebtedness. Our obligations under the senior notes and the convertible senior notes are jointly and severally, fully and unconditionally guaranteed by certain of our direct and indirect wholly owned subsidiaries. See Note 25 for consolidating financial information regarding our guarantor and non-guarantor subsidiaries.
We may redeem the senior notes, other than the convertible senior notes, at any time at specified make-whole or redemption prices. Our senior notes are governed by indentures containing covenants that may limit our ability and our subsidiaries’ ability to incur certain secured indebtedness, enter into sale-leaseback transactions, and consolidate, merge or transfer assets. The indentures governing the senior notes and the convertible senior notes do not have any financial or restricted payment covenants. Indentures for the senior notes and convertible senior notes have cross default provisions that apply to other indebtedness Chesapeake or any guarantor subsidiary may have from time to time with an outstanding principal amount of at least $50 million or $75 million, depending on the indenture.
Revolving Credit Facility
Our revolving credit facility matures in September 2023 and the current aggregate commitment of the lenders and borrowing base under the facility is $3.0 billion. The revolving credit facility provides for an accordion feature, pursuant to which the aggregate commitments thereunder may be increased to up to $4.0 billion from time to time, subject to agreement of the participating lenders and certain other customary conditions. Scheduled borrowing base redeterminations will continue to occur semiannually. Our next borrowing base redetermination is scheduled for the second quarter of 2020. As of December 31, 2019, we had outstanding borrowings of $1.590 billion under our revolving credit facility and had used $59 million for various letters of credit.
Borrowings under our revolving credit facility bear interest at an alternative base rate (ABR) or LIBOR, at our election, plus an applicable margin ranging from 1.50%-2.50% per annum for ABR loans and 2.50%-3.50% per annum for LIBOR loans, depending on the percentage of the borrowing base then being utilized.
Our revolving credit facility is subject to various financial and other covenants. The terms of the revolving credit facility include covenants limiting, among other things, our ability to incur additional indebtedness, make investments or loans, incur liens, consummate mergers and similar fundamental changes, make restricted payments, make investments in unrestricted subsidiaries and enter into transactions with affiliates.
On December 3, 2019, we entered into the second amendment to our credit agreement. Among other things, the amendment (i) permitted the issuance of certain secured indebtedness with a lien priority or proceeds recovery behind the obligations under the credit agreement without a corresponding 25% reduction in the borrowing base under the credit agreement, if issued by the next scheduled redetermination of the borrowing base, (ii) increased the amount of indebtedness that can be secured on a pari passu first-lien basis with (and with recovery proceeds behind) the obligations under the credit agreement from $1 billion to $1.5 billion, (iii) increased the applicable margin as defined in the credit agreement on borrowings under the credit agreement by 100 basis points, (iv) requires liquidity of at least $250 million at all times, (v) for each fiscal quarter commencing with the fiscal quarter ending December 31, 2019, replaced the secured leverage ratio financial covenant with a requirement that the first lien secured leverage ratio not exceed 2.50 to 1 as of the end of such fiscal quarter, (vi) increased the maximum permitted leverage ratio as of the end of each fiscal quarter to 4.50 to1 through the fiscal quarter ending December 31, 2021, with step-downs to 4.25 to 1 for the fiscal quarter ending March 31, 2022 and to 4.00 to 1 for each fiscal quarter ending thereafter, and (vii) required that we use the aggregate net cash proceeds of certain asset sales in excess of $50 million to prepay certain indebtedness and/or reduce commitments under our credit agreement, until the retirement of all of our senior notes maturing before September 12, 2023. On December 26, 2019, we entered into the third amendment to our credit agreement, which, among other things, permitted the issuance of certain secured indebtedness with a lien priority behind the obligations under the credit agreement without a corresponding 25% reduction in the borrowing base under the credit agreement, if issued by December 31, 2019 and issued in exchange for, or the proceeds used to refinance, our senior notes.
As of December 31, 2019, we were in compliance with all applicable financial covenants under the credit agreement and we were able to borrow up to the full availability under our revolving credit facility.
Phase-Out of LIBOR
In July 2017, the UK's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR as a benchmark by the end of 2021. At the present time, our revolving credit facility and our term loan have terms that extend beyond 2021. Our revolving credit facility and our term loan each provide for a mechanism to amend the underlying agreements to reflect the establishment of an alternate rate of interest upon the occurrence of certain events related to the phase-out of LIBOR. However, we have not yet pursued any technical amendment or other contractual alternative to our revolving credit facility or term loan to address this matter. We are currently evaluating the potential impact of the eventual replacement of the LIBOR interest rate.
Fair Value of Debt
We estimate the fair value of our senior notes based on the market value of our publicly traded debt as determined based on the yield of our senior notes (Level 1). The fair value of all other debt is based on a market approach using estimates provided by an independent investment financial data services firm (Level 2). Fair value is compared to the carrying value, excluding the impact of interest rate derivatives, in the table below:

	December 31, 2019		December 31, 2018
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
		($ in millions)
Short-term debt (Level 1)	$385	$360	$381	$379
Long-term debt (Level 1)	$753	$622	$3,495	$3,173
Long-term debt (Level 2)	$8,320	$6,085	$3,846	$3,644